13. Business Combinations and goodwill	12 Months Ended
Dec. 31, 2019
Business Combinations And Goodwill
Business Combinations and goodwill
13.	Business Combinations and goodwill

Business combinations are accounted for using the acquisition method. The cost of an acquisition is measured as the aggregate of the consideration transferred, measured at fair value on the acquisition date, and the amount of any non-controlling interests in the acquiree. For each business combination, the Group elects whether to measure the non-controlling interest in the acquiree at fair value or at the proportional interest in the acquiree's identifiable net assets. The acquisition-related costs are expensed as incurred in statement of operation.

When the Group acquires a business, it assesses the assets acquired and liabilities assumed for the appropriate classification and designation in accordance with contractual terms, economic circumstances and relevant conditions at the acquisition date. This includes the segregation of any embedded derivates identified in the agreements or contracts of the acquiree.

Any contingent consideration is recognized at fair value on the acquisition date as part of the business combination. Subsequent changes in the fair value of any contingent consideration classified as an asset or a liability that is a financial instrument is recognized in profit or loss.

Goodwill is initially measured at cost, being the excess of the aggregate of the consideration transferred and the amount recognized for non-controlling interests and any previously held interest in the acquiree. If the fair value of the net assets acquired is in excess of the aggregated consideration transferred, the Group re-assesses whether it has correctly identified all of the assets acquired and all of the liabilities assumed and reviews the procedures used to measure the amounts to be recognized at the acquisition date. If the reassessment still results in an excess of the fair value of net assets acquired over the aggregate consideration transferred, then the gain is recognized in profit or loss.

After initial recognition, goodwill is measured at cost, less any impairment losses. For impairment testing purposes, the goodwill acquired in a business combination is, as of the acquisition date, allocated to the cash generating unit that are expected to benefit from the business combination, regardless of whether other assets or liabilities of the acquiree are assigned those units.

When goodwill is part of a cash-generating unit and part of the operation of this unit is sold, the goodwill related to the part is included in the carrying amount of the operation when calculating profit or loss from the sale of the operation. This goodwill is then measured based on the relative amounts of the sold operation to the total of the cash-generating unit which was retained.

13.1.	Acquisition of Almacenes Éxito - Colombia

On June 26, 2019, following a recommendation from the Company's controlling shareholder, it was presented to the GPA Board of Directors a transaction through which GPA launched a tender offer over the shares of Grupo Éxito aiming at the simplification of the structure of the Casino Group in Latin America, a significant improvement in governance of the Company and an increase in the basis of potential investors.

As Grupo Éxito was previously controlled by the Company´s controlling shareholders and transactions under common control are not provided for in IFRS, Company evaluated the purpose of the transaction, which did not have a purpose of merely corporate reorganization, which have been treated at cost historically by the Company, but the acquisition of Éxito Group differed from a reorganization because it had a commercial substance, being carried out at market value validated by evaluation committees, involved a public offering launched by GPA, through its subsidiary Sendas Distribuidora SA (“Sendas”), to acquire, in cash, up to the totality of Éxito’s shares, a listed company located in Colombia. Due to the economic substance, the Company has elected an accounting policy election and recorded this transaction as a business combination pursuant to IFRS 3.

The transaction also involved the acquisition by Casino of the Éxito’s indirect equity interest in GPA at the price of R$113 Reais per share.

On July 23, 2019, a material fact informed that the Board of Directors of GPA, based on the favorable recommendation from the Special Independent Committee and within range of price originally endorsed by GPA's executive board, proposing that its operational subsidiary Sendas Distribuidora to launch a tender offer, in cash, to acquire up to all of the shares of Éxito, for the price of 18,000 Colombian pesos per share (equivalent to R$21.68 Reais on the date of purchase).

Continuing the transaction, on September 12, 2019, the Board of Directors and the Éxito’s general shareholders' meeting approved the sale of its indirect equity interest in GPA to Casino in the terms disclosed.

Since in this transaction the Company was exposed to Colombian pesos (“COP”) during the tender offer period, on July 24, 2019, the financial committee approved the realization of a cash flow hedge, via NDFs (Non Deliverable Forward), to mitigate this exposure.

On November 27, 2019, the tender offer was settled, and shareholders representing 96.57% of Éxito's capital stock accepted the terms proposed. This adhesion represented a disbursement by Sendas of 7,780 billion Colombian pesos, amount equivalent to R$9.5 billion (taking into account the exchange rate of December 31, 2019). On the same date, previously to the settlement of the tender offer, subsidiaries of Casino acquired all of the shares of GPA held directly and indirectly by Éxito for the price, net of debt, of US$1,161 million (equivalent to R$4.9 billion based on the exchange rate on the date of the transaction).

Context of the acquisition

Almacenes Éxito S.A. operates more than 650 stores in Colombia, Uruguay and Argentina, in addition to shopping centers, having also a significant investment in a loyalty and financial company, in addition to its own brands with successful participation.

The Company started to consolidate Éxito's as of December 1, 2019, consolidating one month of profit or losses in the Statement of operations. Net sales were R$2,151 in this period, and net income was R$71. If Éxito had been consolidated as of January 1, 2019, the contribution to the statement of operations would have been R$18,388 on net sales and R$178 on net income from continuing operations.

Determination of the consideration transferred by the acquisition

The cash consideration has been adjusted for the dividends received related to the year of 2018 and the effect of the cash flow hedge entered into to hedge the exposure on changes in foreign exchange rates, as shown below:

12.31.2019
Cash consideration	9,268
Cash flow hedge effect	145
9,413
Dividends related to 2018	(42)
Total cash consideration transferred	9,371

Fair values of identifiable assets acquired and liabilities assumed

The fair values of identifiable assets acquired and liabilities assumed from Éxito, on the date of the business combination, are as follows:

Balance after purchase price allocation
Assets:
Cash and cash equivalents	6,062
Trade receivables, net	416
Inventories, net	2,765
Recoverable taxes	477
Other current assets	349
Deferred income tax and social contribution	1,353
Related parties	137
Other noncurrent assets	111
Investments in associates	316
Investment properties	2,972
Property and equipment, net	8,496
Intangible assets, net	3,009
26,463

Liabilities:
Payroll and related taxes	283
Trade payables, net	4,545
Taxes and contributions payables	219
Borrowings and financing	2,546
Lease liabilities	277
Other current liabilities	998
Noncurrent borrowings and financing	2,060
Deferred income tax and social contribution	2,100
Provisions for contingencies	103
Noncurrent lease liabilities	1,540
Other noncurrent liabilities	28
14,699
Net assets	11,764
(-) Attributed to non-controlling shareholders	(2,558)
Net assets	9,206

a)	Tradename - These includes the brands Surtimax, Super Inter, Surti Mayorista, Viva, Frescampo, Éxito and Carulla in Colombia, Libertad brand in Argentina and Disco in Uruguay. In addition, it also includes the brands Éxito, Bronzini, Frescampo, Ekono, Arkitect and Carulla. Tradenames have an indefinite useful life.
b)	Investment properties and real estate properties - Éxito Group has real estate assets in galleries and shopping malls for the purpose of being leased. Such assets have high commercial relevance as they are located in prime areas.
c)	Investment in Banco Tuya – fair value was estimated using the incoming approach method.
d)	Leases liabilities- Lease liabilities were re-measured using the incremental borrowing rate at the date of acquisition.

The non-controlling interests was measured at fair value on the date of acquisition, as shown below:

Total consideration transferred - 96.57%	9,371
Fair value of the Company - 100%	9,706
Non-controlling interest at fair value	335

Goodwill identified

The Company recorded a residual goodwill of R$165; which has been determined as follows:

Fair value of net assets acquired	11,764
(-) Attributed to non-controlling shareholders	(2,223)
9,541
Remaining non-controlling interest	(335)
Net assets	9,206
Total consideration transferred for the acquisition of control of Éxito	9,371
Goodwill	165

Goodwill is disclosed in the balance sheet as intangible assets and it is not deductible for tax purposes, except on the sale of the investment.

The acquisition-related costs totaled R$198 and were recognized as other operating expenses (note 28).

13.2.	Cheftime and James Delivery

The Company acquired, respectively, the control of James Delivery in 2018, which is a delivery company and Cheftime in 2019, which provides gastronomic kits. The net assets of such companies (representing approximately R$1) and the considerations for the acquisition were measured and concluded during 2019 resulting in Goodwill of approximately R$41.